                                                                               .
                                                                               .
                                                                               .

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                 716,390.25
Available Funds:
   Contract Payments due and received in this period                                                             7,204,595.16
   Contract Payments due in prior period(s) and received in this period                                            619,205.18
   Contract Payments received in this period for next period                                                       137,958.94
   Sales, Use and Property Tax, Maintenance, Late Charges                                                          219,124.17
   Prepayment Amounts related to early termination in this period                                                8,711,858.69
   Servicer Advance                                                                                                897,176.56
   Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
   Transfer from Reserve Account                                                                                     6,089.27
   Interest earned on Collection Account                                                                             4,891.33
   Interest earned on Affiliated Account                                                                               771.72
   Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                           0.00
   Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
     < Predecessor contract)                                                                                             0.00
   Amounts paid under insurance policies                                                                                 0.00
   Any other amounts                                                                                                     0.00

                                                                                                               --------------
Total Available Funds                                                                                           18,518,061.27
Less: Amounts to be Retained in Collection Account                                                                 529,129.98
                                                                                                               --------------
AMOUNT TO BE DISTRIBUTED                                                                                        17,988,931.29
                                                                                                               ==============

DISTRIBUTION OF FUNDS:

   1.   To Trustee -  Fees                                                                                               0.00
   2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                 619,205.18
   3.   To Bank of America Derivative Settlement                                                                   485,633.37
   4.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
              a) Class A1 Principal and Interest                                                                         0.00
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                            13,734,891.67
              a) Class A3 Principal (distributed after A2 Note matures) and Interest                               294,193.31
              a) Class A4 Principal (distributed after A3 Note matures) and Interest                               291,337.50
              b) Class B Principal and Interest                                                                    252,744.96
              c) Class C Principal and Interest                                                                    510,324.54
              d) Class D Principal and Interest                                                                    340,926.96
              e) Class E Principal and Interest                                                                    448,232.06

   5.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
   6.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        91,239.43
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                      465,466.90
              c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)             6,089.27
   7.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                 224,787.22
   8.   To Servicer, Servicing Fee and other Servicing Compensations                                               223,858.92
                                                                                                               --------------
TOTAL FUNDS DISTRIBUTED                                                                                         17,988,931.29
                                                                                                               ==============

                                                                                                               --------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}         529,129.98
                                                                                                               ==============


II.    RESERVE ACCOUNT

Beginning Balance                                                                                              $ 6,821,018.04
            - Add Investment Earnings                                                                                6,089.27
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
            - Less Distribution to Certificate Account                                                               6,089.27
                                                                                                               --------------
End of period balance                                                                                          $ 6,821,018.04
                                                                                                               ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                     $ 6,821,018.04
                                                                                                               ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Pool A                                       243,215,911.59
                    Pool B                                        71,981,868.39
                                                                ---------------
                                                                                       315,197,779.98

Class A Overdue Interest, if any                                           0.00
Class A Monthly Interest - Pool A                                    514,704.30
Class A Monthly Interest - Pool B                                    152,331.22

Class A Overdue Principal, if any                                          0.00
Class A Monthly Principal - Pool A                                10,910,529.47
Class A Monthly Principal - Pool B                                 2,742,857.49
                                                                ---------------
                                                                                        13,653,386.96

Ending Principal Balance of the Class A Notes
                    Pool A                                      232,305,382.12
                    Pool B                                       69,239,010.90
                                                                ---------------        --------------
                                                                                       301,544,393.02
                                                                                       ==============


--------------------------------------------------------------------------------------------------------------------

Interest Paid Per $1,000                  Principal Paid Per $1,000                             Ending Principal
Original Face $400,172,000                Original Face $400,172,000                            Balance Factor
      $  1.666872                                $  34.118796                                   75.353696%
--------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                    Class A1                                               0.00
                    Class A2                                      34,197,779.98
                    Class A3a                                    204,500,000.00
                    Class A3b                                     76,500,000.00
                                                                ---------------

Class A Monthly Interest                                                               315,197,779.98
                    Class A1 (Actual Number Days/360)                      0.00
                    Class A2                                          81,504.71
                    Class A3a                                        294,193.31
                    Class A3b                                        291,337.50
                                                                ---------------
Class A Monthly Principal
                    Class A1                                               0.00
                    Class A2                                      13,653,386.96
                    Class A3a                                              0.00
                    Class A3b                                              0.00
                                                                ---------------
                                                                                        13,653,386.96
Ending Principal Balance of the Class A Notes
                    Class A1                                               0.00
                    Class A2                                      20,544,393.02
                    Class A3a                                    204,500,000.00
                    Class A3b                                     76,500,000.00
                                                                ----------------       --------------
                                                                                       301,544,393.02
                                                                                       ==============

Class A1

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                             Ending Principal
Original Face $54,600,000                 Original Face $54,600,000                             Balance Factor
     $  1.492760                               $  250.062032                                       37.627093%
--------------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                         4,145,048.93
                    Pool B                                         1,226,763.36
                                                                ---------------
                                                                                         5,371,812.29

Class B Overdue Interest, if any                                           0.00
Class B Monthly Interest - Pool A                                     15,474.85
Class B Monthly Interest - Pool B                                      4,579.92
Class B Overdue Principal, if any                                          0.00
Class B Monthly Principal - Pool A                                   185,944.57
Class B Monthly Principal - Pool B                                    46,745.62
                                                                 --------------
                                                                                           232,690.19

Ending Principal Balance of the Class B Notes
                    Pool A                                         3,959,104.36
                    Pool B                                         1,180,017.74
                                                                 --------------        --------------
                                                                                         5,139,122.10
                                                                                       ==============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                       Ending Principal
Original Face $6,820,000                 Original Face $6,820,000                        Balance Factor
    $  2.940582                                $  34.118796                                 75.353696%
--------------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                         8,290,097.83
                    Pool B                                         2,453,526.70
                                                                ---------------
                                                                                        10,743,624.53

Class C Overdue Interest, if any                                           0.00
Class C Monthly Interest - Pool A                                     34,680.24
Class C Monthly Interest - Pool B                                     10,263.92
Class C Overdue Principal, if any                                          0.00
Class C Monthly Principal - Pool A                                   371,889.14
Class C Monthly Principal - Pool B                                    93,491.24
                                                                ---------------
                                                                                           465,380.38

Ending Principal Balance of the Class C Notes
                    Pool A                                         7,918,208.69
                    Pool B                                         2,360,035.46
                                                                ---------------        --------------
                                                                                        10,278,244.15
                                                                                       ==============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                         Ending Principal
Original Face $13,640,000                Original Face $13,640,000                         Balance Factor
      $ 3.295026                               $  34.118796                                    75.353696%
--------------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                  Pool A                                           5,524,705.96
                  Pool B                                           1,635,084.86
                                                                ---------------
                                                                                         7,159,790.82

Class D Overdue Interest, if any                                           0.00
Class D Monthly Interest - Pool A                                     23,756.24
Class D Monthly Interest - Pool B                                      7,030.86
Class D Overdue Principal, if any                                          0.00
Class D Monthly Principal - Pool A                                   247,835.21
Class D Monthly Principal - Pool B                                    62,304.65
                                                                ---------------
                                                                                           310,139.86

Ending Principal Balance of the Class D Notes
                  Pool A                                           5,276,870.75
                  Pool B                                           1,572,780.21
                                                                ---------------        --------------
                                                                                         6,849,650.96
                                                                                       ==============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                       Principal Paid Per $1,000                      Ending Principal
Original Face $9,090,000                       Original Face $9,090,000                       Balance Factor
      $  3.386920                                    $  34.118796                                 75.353696%
--------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                         6,910,440.80
                    Pool B                                         2,045,205.17
                                                                ---------------
                                                                                         8,955,645.97

Class E Overdue Interest, if any                                           0.00
Class E Monthly Interest - Pool A                                     46,530.30
Class E Monthly Interest - Pool B                                     13,771.05
Class E Overdue Principal, if any                                          0.00
Class E Monthly Principal - Pool A                                   309,998.50
Class E Monthly Principal - Pool B                                    77,932.21
                                                                ---------------
                                                                                           387,930.71

Ending Principal Balance of the Class E Notes
                    Pool A                                         6,600,442.30
                    Pool B                                         1,967,272.96
                                                                ---------------        --------------
                                                                                         8,567,715.26
                                                                                       ==============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                       Principal Paid Per $1,000                      Ending Principal
Original Face $11,370,000                      Original Face $11,370,000                      Balance Factor
      $  5.303549                                    $  34.118796                                75.353696%
--------------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                     Pool A                    8,291,638.99
                     Pool B                    2,453,982.79
                                               ------------
                                                                    10,745,621.78

Residual Interest - Pool A                        70,301.96
Residual Interest - Pool B                        20,937.47
Residual Principal - Pool A                      371,958.28
Residual Principal - Pool B                       93,508.62
                                               ------------
                                                                       465,466.90

Ending Residual Principal Balance
                     Pool A                    7,919,680.71
                     Pool B                    2,360,474.17
                                               ------------         -------------
                                                                    10,280,154.88
                                                                    =============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                       223,858.92
- Servicer Advances reimbursement                                      619,205.18
- Tax, Maintenance, Late Charges, Bank Interest and other amounts      224,787.22
                                                                     ------------
Total amounts due to Servicer                                        1,067,851.32
                                                                     ============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                             276,377,844.10

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                0.00

          Decline in Aggregate Discounted Contract Balance                                                           12,398,155.17

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          --------------
             ending of the related Collection Period                                                                263,979,688.93
                                                                                                                    ==============

          Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         4,677,707.12

             - Principal portion of Prepayment Amounts                                               7,720,448.05

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                    -------------
                                  Total Decline in Aggregate Discounted Contract Balance            12,398,155.17
                                                                                                    =============

POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              81,796,431.30

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                0.00

          Decline in Aggregate Discounted Contract Balance                                                            3,116,839.83

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          --------------
             ending of the related Collection Period                                                                 78,679,591.47
                                                                                                                    ==============

          Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         2,149,452.49

             - Principal portion of Prepayment Amounts                                                 967,387.34

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                    -------------
                                  Total Decline in Aggregate Discounted Contract Balance             3,116,839.83
                                                                                                    =============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   342,659,280.40
                                                                                                                    ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                       Predecessor
                                                                   Discounted       Predecessor        Discounted
Lease #                   Lessee Name                             Present Value       Lease #         Present Value
--------       ----------------------------------                ---------------    -----------      ---------------
3446-004       Bethesda Regional Cancer Treatment                $    657,993.20      2879-002       $    438,601.04
3446-005       Bethesda Regional Cancer Treatment                $    806,918.85      3220-002       $  2,998,755.95
3446-006       Bethesda Regional Cancer Treatment                $  1,496,057.34
3446-007       Bethesda Regional Cancer Treatment                $    437,159.27
               Cash                                              $     39,228.33
3355-003       New Valley Health Group                           $  1,206,272.40
                                                                                      2716-203       $    316,980.82
                                                                                      2716-204       $    324,118.47
                                                                                      2046-204       $    241,219.41
                                                                                      2046-205       $    228,201.51

                                                                 ---------------                     ---------------
                                                        Totals:  $  4,643,629.39                     $  4,547,877.20

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $  4,547,877.20
b) ADCB OF POOL A AT CLOSING DATE                                                                    $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                1.35%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables      $0.00
b)  Total discounted Contract Balance of Substitute Receivables       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES      NO  X
                                                                           -----    -----

POOL B

                                                                                            Predecessor
                                                       Discounted        Predecessor        Discounted
Lease #        Lessee Name                            Present Value        Lease #         Present Value
-------        -----------                            -------------      -----------      ---------------
                  NONE

                                                      -------------                       ---------------
                                      Totals:         $        0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                         $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables      $0.00
b)  Total discounted Contract Balance of Substitute Receivables       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES      NO  X
                                                                           -----    -----

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                       Predecessor
                                                                   Discounted       Predecessor        Discounted
Lease #                   Lessee Name                             Present Value       Lease #         Present Value
--------       -----------------------------------               ---------------    -----------      ---------------
3714-002       Kaley Imaging, Inc., and KI Holding               $  1,077,801.74      3196-001       $    676,598.53
               Cash                                              $    186,640.06      3196-002       $    240,400.54
                                                                                      3196-003       $     79,697.00
                                                                                      3116-402       $     97,806.30
                                                                                      3116-404       $     43,955.63
                                                                                      3116-405       $    125,983.80

                                                                 ---------------                     ---------------
                                                        Totals:  $  1,264,441.80                     $  1,264,441.80

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         1,264,441.80
b) ADCB OF POOL A AT CLOSING DATE                                                                    $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables      $0.00
b)  Total discounted Contract Balance of Substitute Receivables       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES      NO  X
                                                                           -----    -----

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                       Predecessor
                                                                   Discounted       Predecessor        Discounted
Lease #                   Lessee Name                             Present Value       Lease #         Present Value
--------       ----------------------------------                ---------------    -----------      ---------------
3694-001       Community Radiology of Virginia                   $  2,833,341.68      1377-006       $  1,547,323.56
3730-002       MICA Imaging, Inc., and MI Imaging                $  3,815,001.24       288-097       $    697,415.55
                                                                                       288-098       $     22,467.83
                                                                                      1971-091       $    665,899.16
                                                                                      2478-002       $    477,187.21
                                                                                      2478-091       $     51,246.48
                                                                                      3273-002       $  2,581,143.34
                                                                                      3251-003       $     85,517.94

                                                                 ---------------                     ---------------
                                                        Totals:  $  6,648,342.92                     $  6,128,201.07

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                         $  6,128,201.07
b) ADCB OF POOL B AT CLOSING DATE                                                                    $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                5.20%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables      $0.00
b)  Total discounted Contract Balance of Substitute Receivables       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES      NO  X
                                                                           -----    -----

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
This Month                             7,294,943.20         This Month                         342,659,280.40
1 Month Prior                          7,054,859.78         1 Month Prior                      358,174,275.40
2 Months Prior                         6,499,276.50         2 Months Prior                     365,302,537.66

Total                                 20,849,079.48         Total                            1,066,136,093.46

a) 3 MONTH AVERAGE                     6,949,693.16         b) 3 MONTH AVERAGE                 355,378,697.82

c) a/b                                        1.96%

2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                        Yes                No          X
                                                                                        -------------------       ------------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                               Yes                No          X
                                                                                        -------------------       ------------
    B. An Indenture Event of Default has occurred and is then continuing?               Yes                No          X
                                                                                        -------------------       ------------

4.  Has a Servicer Event of Default occurred?                                           Yes                No          X
                                                                                        -------------------       ------------

5.  Amortization Event Check

    A. Is 1c > 8% ?                                                                     Yes                No          X
                                                                                        -------------------       ------------
    B. Bankruptcy, insolvency, reorganization; default/violation of any
       covenant or obligation not remedied within 90 days?                              Yes                No          X
                                                                                        -------------------       ------------
    C. As of any Determination date, the sum of all defaulted contracts
       since the Closing date exceeds 6% of the ADCB on the Closing Date?               Yes                No          X
                                                                                        -------------------       ------------

6.  Aggregate Discounted Contract Balance at Closing Date                     Balance   $      454,734,535.69
                                                                                        ---------------------

    DELINQUENT LEASE SUMMARY

Days Past Due         Current Pool Balance          # Leases
-------------         --------------------          ---------
   31 - 60                3,307,763.52                 41
   61 - 90                  537,628.17                 14
  91 - 180                7,294,943.20                 33